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                                                                   EXHIBIT 10.6

                              COMMERCIAL LEASE

        THIS INDENTURE made this 1ST day of January 1998 between COLLATERAL MORTGAGE, LTD., Lessor NEW SOUTH FEDERAL SAVINGS BANK Lessee:

        That the Lessor, for and in consideration of the covenants and agreements hereinafter contained to be kept and performed by the Lessee, has leased and demised and does hereby lease and demise to be the Lessee the following described premises with the appurtenances in the City of Irondale, Alabama.

        OFFICE SPACE IN THE BUILDING LOCATED AT 2000 CRESTWOOD BOULEVARD, IRONDALE, ALABAMA

        Lessor acknowledges receipt of a security deposit of $ -0-, to secure Lessee's obligations hereunder. Should Lessee perform as agreed, the security deposit shall be refunded at the termination of the lease term after the premises are vacated.

        The Lessee agrees to pay each month as rent for the demised premises to the Lessor or its duly authorized agent at the office of the agent the sum of Five Thousand Nine Hundred Seventy-two and 09/100 Dollars ($5,972.09) per month beginning January 1, 1998 and ending December 31, 1998, which sum shall be payable in advance on the first day of each month during the rental period under this lease, or sooner if accelerated under any subsequent provisions hereof. Lessee agrees that a service and bookkeeping charge of $298.61 shall become due and payable each and every month that the rent has not been received in the office of the Lessor or its agent by the 10th of the month.

        The rental period herein agreed upon, which is the term for which rent shall be paid as above stipulated, is 12 months beginning January 1, 1998 and ending December 31, 1998 provided, however, that either the Lessor or the Lessee may terminate this lease by either party giving the other party at least sixty
(60) days written notice to cancel the lease. All notices herein provided for shall be delivered by hand or sent by mail, if by the Lessor to the Lessee at the demised premises, and if by the Lessee to the Lessor at the office of the Lessor's agent.

        The parties hereto further agree that:

        1. USE OF PREMISES.

           The demised premises are to be used by the Lessee for general office purposes in connection with its business and for no other purpose.

        2. DEFAULT OF LESSEE.

           If, after ten (10) days' written notice from the Lessor to the Lessee, default shall continue in payment of rent or if after thirty days' written notice from the Lessor to the Lessee default shall continue in any of the other covenants and agreements herein contained to be kept by the Lessee, its successors and assigns, it shall be lawful for the said Lessor to declare said term ended and to re-enter into the said premises, or any part thereof, either with or without process of law and to expel, remove and put out the said Lessee or any other person or persons occupying, in or upon the same.

        3. ASSIGNMENT OR SUBLETTING.

           The Lessee will not allow said premises to be used for any purpose that will increase the rate of insurance thereon, nor for any purpose other than the hereinabove specified, and will not sublet said premises or any part thereof, or assign said Lease without the written assent of the Lessor, provided, however, that the Lessee may sublet said premises to any bonafide subsidiary of the Lessee, or the bonafide parentowner of the Lessee, or to any other subsidiary of or corporation controlled by such parentowner, without such written consent of the Lessor; said consent will not be unreasonably withheld. Upon any assignment, the Lessee and its assignee shall continue liable jointly and severally for the payment of rent and performance of all other obligations of the Lessee hereunder. The Lessor will not lease or sell any part of the premises in which the space herein demised is located for an occupancy which shall increase the rate of insurance applicable to the property of the Lessee, and will not permit any act or thing on said premises which shall increase such insurance rate.


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     4. REPAIRS.

        The Lessee at the expiration of the term hereof or any renewal thereof will surrender the said premises in as good order and condition as when entered upon by it, damage by strikes, riots, fire, flood, incendiaries, acts of God, or of the public enemy, the elements, ordinary wear, tear and deterioration and other causes beyond the Lessee's control excepted. The Lessor agrees at its own expense to make repairs necessitated by ordinary wear, tear and deterioration, structural defects, fire or other unavoidable casualty and to make changes required to conform with any applicable laws, ordinances, orders or regulations of any municipal, county, state or other public authorities in effect at the beginning of said term. The Lessor likewise agrees at its own expense to make changes required by any such laws, ordinances, orders or regulations which may thereafter become effective and may be applicable generally to buildings of the character of the building(s) containing the demised premises. The Lessor agrees that upon its failure to make any repairs which it has agreed to make, within thirty days after the notice of necessity therefore, the Lessee may make the same and deduct the reasonable cost thereof from rent subsequently accruing. All claims of the Lessor against the Lessee respecting the condition of the demised premises shall be deemed to be waived unless presented in writing within thirty days after expiration of termination of this lease.

     5. ALTERATIONS BY LESSEE.

        The Lessee may make from time to time such changes, additions, alterations and improvements, with written assent from Lessor, on the demised premises as will, in the judgment of said Lessee, better adapt the same to the purpose of its business. All fixtures added and improvements made in and to such premises by the Lessee shall be at its own expense and shall remain the property of the Lessee, and upon the expiration of the term of this lease or any renewal thereof may be removed from said premises by the Lessee, except where such removal would cause substantial damage to the demised premises.

     6. DAMAGE OR DESTRUCTION BY FIRE, ETC.

        If the building(s) containing the demised premises shall be destroyed by fire or other casualty, or shall be so damaged that the Lessor shall decide not to rebuild, this lease shall immediately terminate and all advance payments of rent covering periods subsequent thereto shall be promptly refunded to the Lessee. If said building(s) shall be partially damaged by fire or other casualty rendering the demised premises or any portion thereof untenantable or substantially impairing the means of access thereto, the Lessor shall make all necessary repairs with reasonable speed; and meanwhile the rent or a just proportion thereof, according to the nature and extent of the damage, shall abate, and any excess rent prepaid shall be refunded.

     7. INSURANCE AND TAXES.

        The Lessor shall pay all taxes and special assessments, payable during the term of this lease, levied against the building(s) and grounds included in or containing the demised premises. The Lessor shall also carry the insurance on said building(s); and Lessee shall not be liable for damages or loss to the demised premises or any other property of the Lessor located on or near the demised premises caused by fire or other hazards included in a standard fire insurance policy with extended coverage, whether or not due to negligence of the Lessee.

     8. PARKING.

        The Lessor reserves the right to designate certain spaces for the parking of automobiles of Lessee and Lessee's employees in the areas provided by Lessor for that purpose.

     9. UTILITIES OTHER SERVICES.

        The Lessor will so long as lessor is not in default under and any of the covenants of this lease, without further charge to the Lessee, at the proper seasons and during reasonable business hours on every secular day, furnish heat, lights, air-conditioning, and window coverings for all windows for the leased premises, and will furnish water closets and wash basins with water, and will also furnish usual and customary janitor service, subject however, to strikes, accidents, breakdowns and conditions beyond the control of the Lessor; and upon such happenings, the Lessor will not be liable for failure to furnish any such service, air-conditioning, heat, lights, and water; and no claim shall be made by the Lessee nor shall the Lessor be liable for any damage which may occur on account of any defect in said building or premises, or from rain, wind, or other causes.

    10. SIGNS.

        No signs of any character shall be erected on the premises without written assent of the Lessor.


                                       2
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    11. SPECIAL

        Lessor to furnish utilities and janitorial service with the exception of telephone service.

PEACEABLE AND QUIET POSSESSION

        The Lessor hereby covenants that it has good right to lease said premises for the term hereby granted and that the Lessee, upon paying the rent herein stipulated and performing and observing the covenants by it to be kept and performed as herein provided, shall have the peaceable and quiet possession of said premises during the term hereof.

        The agreement shall be binding upon and inure to the benefit of the heirs, administrators, executors, successors and assigns of the respective parties hereto.

        IN WITNESS WHEREOF, the parties hereto have executed this agreement the day and year first above written.


Witness:                                Lessee: NEW SOUTH FEDERAL SAVINGS BANK

/s/ Leta L. Gaulden                     By: /s/ Robert J. Davis, Jr.
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                                           Robert J. Davis, Jr.
                                           Vice President

Date:   1/2/98
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Witness:                                Lessor: COLLATERAL MORTGAGE, LTD.

/s/ Leta L. Gaulden                     By: /s/ T.H. McLaughlin, Jr.
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                                           T.H. McLaughlin, Jr.
                                           Vice President

Date:   1/2/98
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